                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                      -----------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 25, 1999

                               U.S. FOODSERVICE
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

         Delaware                             0-24954                         52-1634568
----------------------------          ------------------------           --------------------
(State or Other Jurisdiction          (Commission File Number)              (IRS Employer
      of Incorporation                                                   Identification No.)

       9755 Patuxent Woods Drive Columbia, Maryland        21046
     ---------------------------------------------------------------
        (Address of Principal Executive Offices)        (Zip Code)


      Registrant's telephone number, including area code: (410) 312-7100

         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

        The registrant and The Bank of New York, as Rights Agent, have entered into Amendment No. 5 to Rights Agreement dated as of March 25, 1999. A copy of this amendment is filed pursuant to Item 7(c) below.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

        4.1 Amendment No. 5 to Rights Agreement, dated as of March 25, 1999, between the registrant and The Bank of New York, as Rights Agent.


                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        U.S. Foodservice

                                        /s/ Lewis Hay, III
                                        ----------------------------
                                        Lewis Hay, III
                                        Executive Vice President and
                                        Chief Financial Officer

Date: March 25, 1999

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